EXHIBIT 32
CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED
CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Corporate Property Associates 15 Incorporated on Form 10-Q for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gordon F. DuGan, Chief Executive Officer of Corporate Property Associates 15 Incorporated, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of Corporate Property Associates 15 Incorporated.

/s/ Gordon F. DuGan Gordon F. DuGan Chief Executive Officer
8/14/2006
Date
In connection with the Quarterly Report of Corporate Property Associates 15 Incorporated on Form 10-Q for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark J. DeCesaris, acting Chief Financial Officer of Corporate Property Associates 15 Incorporated, certify, to the best of my knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of Corporate Property Associates 15 Incorporated.

/s/ Mark J. DeCesaris
Mark J. DeCesaris acting Chief Financial Officer
8/14/2006
Date
A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Corporate Property Associates 15 Incorporated and will be retained by Corporate Property Associates 15 Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.